ROCHDALE INVESTMENT TRUST

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2003

                 THE DATE OF THIS SUPPLEMENT IS AUGUST 27, 2003

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The  Rochdale  Atlas  Portfolio  ("Portfolio")  is  one  of  several  investment
portfolios  that  comprise   Rochdale   Investment  Trust  ("Trust").   Rochdale
Investment Management LLC (the "Advisor"), the investment advisor for the Trust, has recommended certain changes in the investment strategy of the Atlas Portfolio. The Board of Trustees has approved each of these recommendations. The following are the changes to the Trust's Prospectus dated May 1, 2003, to be effective September 30, 2003.

1. REMOVAL OF MINIMUM 40% IN DEVELOPED MARKETS REQUIREMENT TO ALLOW INVESTMENT IN EMERGING OR DEVELOPED MARKETS WITHOUT LIMITATION.

On page 5, the following sentence is deleted: The Portfolio invests a minimum of 40% of its assets in foreign developed markets.

On page 20, paragraph 1, the following sentence is deleted: A minimum of 40% is invested in developed markets.

On page 19,  under  Principal  Investment  Strategies,  the  following is added:
Countries considered for investment must satisfy the Advisor's criteria for political and economic stability, strength of financial systems, and credit quality.

2. REMOVAL OF REFERENCES TO COMPANY SIZE TO ALLOW INVESTMENT IN COMPANIES OF ANY SIZE.

On page 5, the following is added under Principal Risks: The stocks held by the Portfolio exhibit characteristics of smaller companies, which are typically more volatile and less liquid than larger companies.

On page 19, Investment Philosophy section, paragraph 2 the word "leading" is deleted.

On page 20, paragraph 1, the following sentence is deleted: The Portfolio invests in blue chip companies in each country.

3. CHANGE IN ANTICIPATED TURNOVER

On page 20, paragraph 5, the sentences regarding turnover are replaced with the following: Portfolio turnover is expected to be less than 150%.

IMPORTANT NOTES TO THE CHANGES ABOVE

FOREIGN SECURITIES RISK (page 27)

Purchasing securities in developing or emerging markets entails additional risks to investing in other foreign countries. These include less social, political, and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Portfolio's investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment. The Advisor seeks to minimize these risks by investing only in

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

markets that meet the Advisor's criteria for political and economic stability, strength of financial systems, and credit quality.

SMALL AND MEDIUM-SIZE COMPANY RISK (page 27)

Purchasing securities of smaller companies involves greater risk because smaller companies can be subject to more abrupt or erratic share price changes than can larger companies. Smaller companies may have limited market liquidity, and their prices may be more volatile. As a result, the stocks of smaller companies may fluctuate significantly more in value than will larger company stocks and mutual funds that focus on them. Despite these risks, the Advisor believes that there are some good opportunities to invest in mid-cap stocks in developed markets. Some of these stocks are still quite large but do not fall under the description in the Prospectus dated May 1, 2003. The Advisor will continue to invest in stocks that are viewed as prudent and warranted given the expectations for risk and reward.

PORTFOLIO TURNOVER (page 20)

Portfolio turnover rates of 100% or more may result in increased transaction costs and/or a higher number of taxable transactions. The Advisor seeks the flexibility to increase turnover given the current global market conditions, in which stock markets can run up and down significantly in a matter of months. The Advisor seeks to be able to rotate out of countries or regions more quickly as investment objectives are met. While the Advisor does not anticipate significantly higher turnover, it believes that opportunities to take profits may be missed if the Portfolio is constrained by limits on turnover.

If you have any questions, please call Rochdale at 1-800-245-9888.

                PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
            THE DATE OF THIS PROSPECTUS SUPPLEMENT IS AUGUST 27, 2003

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                                     (Rochdale Investment Trust's SEC Investment
                                           Company Act file number is 811-08685)